SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): August 8, 2002




                     INTERNATIONAL LEASE FINANCE CORPORATION
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                  (Exact name of registrant as specified in its charter)


     California                     0-11350                   22-3059110
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(State or other jurisdiction   (Commission File Number)      (IRS Employer
     of incorporation)                                    Identification No.)

1999 Avenue of the Stars, 39th Floor, Los Angeles, California   90067
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 (Address of principal executive offices)                    (Zip Code)




         Registrant's telephone number including area code: (310) 788-1999


           (Former name or former address, if changed since last report.) Not applicable.

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Item 7. FINANCIAL STATEMENTS AND EXHIBITS

        (c) EXHIBITS

            99.1 Certification of the Chairman of the Board and Chief Executive Officer, Steven F. Udvar-Hazy, of International Lease Finance Corporation, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

            99.2 Certification of the Vice Chairman-Finance, Chief Financial Officer and Chief Accounting Officer, Alan H. Lund, of International Lease Finance Corporation, pursuant to 18 U.S.C.
                  Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Item 9. REGULATION FD DISCLOSURE

      On August 8, 2002, each of the Chairman of the Board and Chief Executive Officer, Steven F. Udvar-Hazy, and the Vice Chairman-Finance, Chief Financial Officer and Chief Accounting Officer, Alan H. Lund, of International Lease Finance Corporation ("ILFC") made certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, accompanying ILFC's Quarterly Report on Form 10-Q for the quarter ended June 30, 2002. A copy of each of these certifications is attached hereto as an Exhibit.

            Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                INTERNATIONAL LEASE FINANCE CORPORATION



                                /S/ ALAN H. LUND
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                                By:   Alan H. Lund
                                      Vice Chairman-Finance,
                                      Chief Financial Officer
                                      and Chief Accounting Officer



DATED:  August 19, 2002